UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ____________

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 14, 2005
                             (February 9, 2005)
                                 ____________

                                 MEDICORE, INC.
            (Exact name of registrant as specified in its charter)


         Florida                   0-6906                59-0941551
(State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)            File Number)       Identification No.)


     2337 West 76th Street, Hialeah, FL                     33016
    (Address of principal executive offices)              (Zip Code)

    Registrant's telephone number, including area code: (305) 558-4000

                                  Not Applicable
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03 Creation of a direct financial obligation or an obligation under an off-balance sheet arrangement of a registrant

     In March, 2004, Medicore agreed to provide its 57% owned public subsidiary, Dialysis Corporation of America ("DCA") with up to $1,500,000 of financing (the "Maximum Sum") evidenced by a demand promissory note, with an annual interest of 1.25% over the prime rate. The Maximum Sum was increased to $2,000,000 in June, 2004, and on February 9, 2005, increased to $5,000,000, with recent advances on February 9 and 10, 2005 of $1,000,000 for a current aggregate principal financing of approximately $2,435,000.

     DCA has the right to prepay all or any part of the principal together with accrued interest without penalty.


Item 9.01  Financial statements and exhibits

     (c) Exhibits

         (99)  Additional Exhibits

               (i) Amended Demand Promissory Note dated February 9, 2005.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MEDICORE, INC.

                                          /s/ Thomas K. Langbein
                                       By---------------------------------
                                          THOMAS K. LANGBEIN
                                          Chairman of the Board, President
                                          and Chief Executive Officer

Dated:  February 14, 2005

                               Exhibit Index

   Exhibit
   Number
   -------

     (c)   Exhibits

           (99)  Additional Exhibits

                 (i) Amended Demand Promissory Note dated February 9, 2005.